UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2017
T-MOBILE US, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

12920 SE 38th Street
Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000
(Former Name or Former Address, if Changed Since Last Report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On September 18, 2017, T-Mobile USA, Inc. (“T-Mobile USA”), a direct, wholly-owned subsidiary of T-Mobile US, Inc. (the “Company”), issued $500 million in aggregate principal amount of its 5.375% Senior Notes due 2027-1 (the “Notes”) to the Company’s majority stockholder Deutsche Telekom AG (“DT”), which is the final tranche of high yield debt to be issued pursuant to that certain $3.5 billion purchase agreement, dated as of March 13, 2017, among T-Mobile USA, the guarantors party thereto (including the Company) and DT.
T-Mobile USA was not required to pay any upfront fees, underwriting fees, new issuance concession or other consideration to DT in connection with the issuance and sale of the Notes.
The Notes were issued pursuant to an Indenture (the “Base Indenture”), dated as of April 28, 2013, among T-Mobile USA, the guarantors party thereto (including the Company) and Deutsche Bank Trust Company Americas, as trustee, as amended and supplemented by the Twenty-Eighth Supplemental Indenture, dated as of April 28, 2017 (the “Twenty-Eighth Indenture”), among T-Mobile USA, the Company, the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, with respect to the Notes (the Base Indenture, as amended and supplemented by the Twenty-Eighth Supplemental Indenture, the “Indenture”). The Notes will bear interest at a rate of 5.375% per year and mature on April 15, 2027. T-Mobile USA will pay interest on the Notes semiannually in arrears on each April 15 and October 15, commencing October 15, 2017.
The Notes will initially be guaranteed on a senior unsecured basis by the Company and all of T-Mobile USA’s wholly-owned domestic restricted subsidiaries (excluding certain designated special purpose entities, a certain reinsurance subsidiary and immaterial subsidiaries), all of T-Mobile USA’s restricted subsidiaries that guarantee certain of its indebtedness, and any future subsidiary of the Company that directly or indirectly owns any of T-Mobile USA’s equity interests (the “Guarantors”). The Notes and the guarantees will be T-Mobile USA’s and the Guarantors’ senior unsecured obligations and will rank equally in right of payment with all of T-Mobile USA’s and the Guarantors’ existing and future indebtedness and other liabilities that are not by their terms subordinated in right of payment to the Notes and the guarantees, and will rank senior in right of payment to any future indebtedness of T-Mobile USA or any Guarantor that provides by its terms that it is subordinated in right of payment to the Notes and the guarantees. The Notes and the guarantees will be effectively subordinated to all of T-Mobile USA’s and the Guarantors’ existing and future secured indebtedness to the extent of the assets securing such indebtedness, and will be structurally subordinated to all of the liabilities and preferred stock of any of T-Mobile USA’s subsidiaries that do not guarantee the Notes.
If T-Mobile USA experiences specific kinds of changes of control as set forth in the Indentures and any such change of control is accompanied or followed by rating downgrades during a specified period of time after the change of control, each holder of the Notes may require T-Mobile USA to repurchase all or a portion of the Notes so held at a price equal to 101% of the principal amount of such Notes, plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of repurchase. In addition, if at any time T-Mobile USA exercises any rights with respect to its 5.375% Senior Notes due 2027 that were publicly issued on March 16, 2017, T-Mobile USA is required to exercise the same rights under the Notes.
The Indenture contains covenants that, among other things, restrict the ability of T-Mobile USA and its restricted subsidiaries to incur more debt, pay dividends and make distributions, make certain investments, repurchase stock, create liens or other encumbrances, enter into transactions with affiliates, enter into agreements that restrict dividends or distributions from subsidiaries, and merge, consolidate or sell, or otherwise dispose of, substantially all of their assets. These limitations are subject to a number of important qualifications and exceptions.
The Indenture contains customary Events of Default (as defined in the Indenture), including:

•	default for 30 days in the payment when due of interest (including Additional Interest (as defined in each Indenture)) on the Notes;

•
default in the payment when due (at maturity, upon redemption or otherwise) of the principal of, or premium, if any, on, the Notes; failure by T-Mobile USA to comply with its other obligations under the Indentures, in certain cases subject to notice and grace periods;

•	payment defaults and accelerations with respect to other indebtedness of T-Mobile USA and certain of its restricted subsidiaries in the aggregate principal amount of $100.0 million or more;

•	specified events involving bankruptcy, insolvency or reorganization of T-Mobile USA or certain of its restricted subsidiaries; and

•	failure by T-Mobile USA or certain of its restricted subsidiaries to pay certain final judgments aggregating in excess of $100.0 million within 60 days of such final judgment.

Upon an Event of Default, the trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare all the Notes to be due and payable immediately. In the case of Events of Default relating to bankruptcy, insolvency or reorganization, all outstanding Notes will become due and payable immediately without further action or notice.
The Notes were issued to DT without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company or T-Mobile USA will not be required to file a registration statement with the Securities and Exchange Commission (the “SEC”) providing for the registration under the Securities Act of the Notes prior to the date that is six months after the issuance date of the Notes.
DT is the Company’s majority stockholder and a holder of a portion of T-Mobile USA’s outstanding debt, as further described in the Company’s periodic reports with the SEC.
This description of the Twenty-Eighth Supplemental Indenture is a summary only and is qualified in its entirety by the full and complete terms of the Twenty-Eighth Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 - Financial Statements and Exhibits.
The following exhibits are provided as part of this Current Report on Form 8-K:
(d) Exhibits:

Exhibit	Description
4.1
Twenty-Eighth Supplemental Indenture, dated as of April 28, 2017, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, including the Form of 5.375% Senior Note due 2027-1 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on April 28, 2017).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

September 19, 2017	/s/ J. Braxton Carter
J. Braxton Carter Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
4.1
Twenty-Eighth Supplemental Indenture, dated as of April 28, 2017, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, including the Form of 5.375% Senior Note due 2027-1 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on April 28, 2017).